EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTEDPURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Planet 13 Holdings Inc. (the “Company”) on Form 10-K for the period ended December 31, 2022, as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), each of Robert Groesbeck, Co-Chief Executive Officer of the Company, Larry Scheffler, Co-Chief Executive Officer of the Company, and Dennis Logan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2023	/s/ Robert Groesbeck
Robert Groesbeck
Co-Chief Executive Officer

Date: March 23, 2023	/s/ Larry Scheffler
Larry Scheffler
Co-Chief Executive Officer

Date: March 23, 2023	/s/ Dennis Logan
Dennis Logan
Chief Financial Officer